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                                                                    Exhibit 10.6


                                 LOAN AGREEMENT

AGREEMENT made this 26TH DAY OF OCTOBER, 2006 ("Agreement") between SEAMLESS WI-FI, INC., C/O ALBERT REDA, residing at 15421 SO. CARMENTIA RD., SUITE A, SANTA FE SPRINGS, CA 90670 ("Borrower") and AYUDA FUNDING CORP., a Nevada corporation, maintaining an address at 2050 Russett Way, Suite 397, Carson City, NV 89703 ("Lender"). Unless otherwise indicated herein, all dollar amounts referred to in this Agreement, including the symbol $, refer to United States currency.

WHEREAS: The Borrower has requested that the Lender provide a loan in the amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000).

WHEREAS: The Lender is willing to furnish such loan only upon the terms and conditions contained herein including, without limitation, the execution, delivery and where appropriate, the filing and/or recording of certain collateral security instruments.

NOW THEREFORE: In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

DEFINITIONS: As used in this Agreement, the following terms shall have the following meanings:

"COLLATERAL" shall mean 100,000 PREFERRED SHARES of Seamless Wi-Fi, Inc., a Nevada corporation.

"DEFAULT" shall mean any event specified in Section 8.1 hereof.

"EVENT OF DEFAULT" shall mean any event specified in Section 8.1 hereof.

"FAIR MARKET VALUE" shall mean with respect to each of the shares included in the Collateral and for any day:

         if the principal market for the Collateral is a national securities exchange, the average of the highest and lowest sales prices per share of the Collateral on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, or, if the principal market for the Collateral is not a national securities exchange and the Collateral is quoted on The Nasdaq Stock Market (`Nasdaq"), and, if the actual sales price information is available with respect to the Collateral, the average of the highest and the lowest sales price per share of the Collateral on such day on Nasdaq, or if such information is not available, the average of the highest bid and lowest asked prices per share of the Collateral on such day on Nasdaq, or if the principal market for the Collateral is not a national securities exchange and the Collateral is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of the Collateral on such day as reported on the OTC Bulletin Board Services or by the National Quotation Bureau, Inc. or a comparable service.

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"INDEX   PRICE" shall mean the closing bid price as quote on the exchange/medium on which the Collateral is normally traded on the date specified herein.

"LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect to such asset.

"LOAN" shall mean the amount of monies borrowed by Borrower from Lender under
Section 2.1 hereof. "LOAN AGREEMENT" shall mean this Loan Agreement including all Exhibit and Schedules hereto as amended or supplemented from time to time.

"LOAN DOCUMENTS" shall mean collectively, this Loan Agreement, the Closing Summary, the Note and the Pledge Agreement, and all other agreements, documents, instruments or certificates delivered in connection with the Loan Agreement.

"MATURITY" is the date on which this Loan is due and payable.

"MATURITY DATE" is the maturity date for this Loan Agreement and Note, which is the earlier of (a) the date payment is accelerated pursuant to an Event of Default and (b) OCTOBER 26, 2009.

"NOTE" shall mean the full recourse promissory note described in Section 2.1 hereof and attached hereto as Exhibit 2.1(b) or any full recourse promissory note issued in exchange therefore.

"OBLIGATION(S)" shall mean all indebtedness and other liabilities and obligations of the Borrower to the Lender of every kind, nature and description, present or future, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or not, in any currency, due or to become due, now existing or hereafter arising, regardless of how they arise of by what agreement or instrument or whether evidenced by any agreement or instrument and whether as principal or surety, including, without limitation, (i) the payment in full when due of the Loan and all interest thereon, the payment of all amounts payable by the Borrower to the Lender under the terms of the Loan Agreement, the Note or any other Loan Document and the payment and performance in full when due of all other liabilities and obligations of the Borrower to the Lender under the Loan Agreement, the Note and the other Loan Documents and all notes and other evidences or indebtedness issued in exchange or substitution for the Note and (ii) the observance and performance by the Borrower of the obligations to be observed and performed by it hereunder or under any related agreement, instrument or document.

"PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentally or political subdivision thereof).

"PLEDGE AGREEMENT" shall mean the pledge agreement attached hereto as Exhibit
         5.1.

"PRIME RATE" shall mean the posted prime rate of JP Morgan Chase New York, New
         York on any given day.

USE OF DEFINED TERMS. All terms defined in this Loan Agreement shall have such defined meanings when used without definition in the Note, Pledge Agreement, certificates or other documents made or delivered pursuant this Loan.

LENDER'S DISCRETION. The terms "satisfactory to," "determined by," "acceptable to," "shall elect," "shall request," or similar terms used in this Loan Agreement or any attachment or exhibit made part of this Agreement, shall mean satisfactory to, at the election of, determined by, acceptable to, or requested by the Lender in its sole discretion, unless otherwise specifically provided for or excepted.

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STATEMENTS OF KNOWLEDGE. Any statements, representations or warranties which are based upon the knowledge of the Borrower shall be deemed to have been made after due inquiry with respect to the matter in question but without Borrower being required to seek an opinion of counsel with respect hereto.

AMOUNT OF LOAN

LOAN. In accordance with the terms and conditions of this Loan Agreement, the Lender agrees to advance to Borrower funds the sum of which shall be determined herein and attached to and made part of this Agreement as
         Exhibit 2.1(a) (Closing Summary), which sum shall be delivered within three (3) business days after confirmation of receipt and final acceptance of Collateral. This Loan Agreement shall be evidenced by a full recourse Note attached hereto as Exhibit 2.1(b) which shall have a term commencing on the date hereof and terminating on the Maturity Date. The Maturity Date may be extended by mutual agreement of the Lender and Borrower on the same terms and conditions as set forth herein or on such other terms and conditions as the Lender and Borrower may mutually agree, provided, however that the term of this Agreement may not exceed four (4) years. Lender agrees that upon the payment of a fee equal to one percent (1%) of the principal amount of the Loan, the Maturity Date may be extended for an additional period of one year. This Loan is a full recourse obligation of the Borrower.

FEES AND INTEREST.

         The Lender will assess a funding fee in the amount of $175,000.00 and will deduct this fee from the principal upon delivery of the Loan proceeds.

         The Borrower shall pay to the Lender interest on the unpaid principal amount of the Loan, for the period commencing on the date hereof until such Loan is paid in full at a rate per annum equal to 6.5%.

         Interest on the Loan shall be computed on the basis of a 360-day year and shall be due and payable quarterly, commencing on JANUARY 26, 2007 for the preceding three (3) months, or longer period for the initial interest payment computed from the date of the Note through OCTOBER 26, 2009.

PRINCIPAL PAYMENT. Principal payment of the Note shall be due and payable
         OCTOBER 26, 2009. The principal payment due shall increase by and become equal to the sum total of Borrower's obligations to Lender then outstanding on OCTOBER 26, 2009.

APPLICATION OF RECURRING PAYMENTS. Funds received from or on behalf of the Borrower pursuant to the terms and provisions of the Loan Agreement and Note shall be applied in the following manner:
         The payment of fees, penalties and expenses pursuant to any provision of the Loan Documents, then
         The payment of accrued and/or unpaid interest on the Note, then
         When specifically allowed by the Loan Agreement, applied against the principal balance.

PREPAYMENT.

         No prepayment of principal is permitted the first TWENTY FOUR (24) months of the note, then

         Thereafter, Borrower may prepay a portion or all of the principal on any anniversary date of the Loan Agreement subject to the following criteria: Borrower shall Provide Lender 30 days written notice of intent to prepay, and Shall advise Lender by notice of the amount specifically intended to prepay and the date on which the Borrower intends to make said payment, and

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         Pay a fee equal to ten percent (10%) of the outstanding principal balance.

         Funds accepted for repayment of principal shall be applied to Borrower's obligation in accordance with the protocol established in Section 2.4(a), (b), and (c).

CLOSING. Closing shall occur as of OCTOBER 26, 2006. Net loan proceeds will be wired to the Borrower's designated account below using the schedule outlined in the closing summary:

DELIVERY OF COLLATERAL. Under the instructions of the Lender, the Borrower will deliver 100,000 PREFERRED shares of SEAMLESS WI-FI, INC., a Nevada corporation (OTCBB:SLWF.OB) via electronic format to the Lender's designated account below:

                  Name:                     [_____]
                  DTC:                      [_____]
                  Account Name:             [_____]
                  Account Number:           [_____]

COLLATERAL

LENDER'S RIGHTS TO COLLATERAL. At any time after the date first above written and after Borrower's delivery to Lender of the Collateral, Lender shall be entitled from time to time, in its sole discretion to take any of the following actions with respect to the Collateral.
         Hold all or a portion of the Collateral as security for the obligations hereunder and under the Note, and pursuant to the terms of the Pledge Agreement attached hereto as Exhibit 5.1; or
         Sell, transfer title to, encumber or otherwise dispose of all or a portion of the Collateral, free and clear of any lien or encumbrances pursuant to and in reliance on Borrower's representations set forth in Section 4 hereof as if the Collateral were the Collateral were Lender's own property; or
         Pledge, loan, gift or otherwise dispose of all or a portion of the
              Collateral free and clear of any lien or encumbrances; or
         Commingle the Collateral with other assets or securities of Lender.


RETURN OF COLLATERAL UPON REPAYMENT OF LOAN. Upon payment of the Loan amount due, Lender shall return the appropriate number of shares based on the following formula: original market value of Collateral, as of the closing date of the Loan, divided by the closing market price per share of the Collateral stock on the date the Loan is repaid or the original number of shares given as Collateral, whichever results in the lowest number of shares.

RETURN TO BORROWER ON APPRECIATION OF COLLATERAL. Upon payment of the Loan a maturity, Borrower shall be entitled to receive, at the Lender's option, a cash or Collateral credit against Borrower's liability to Lender in an amount equal to 0% percent of any appreciation in the value of the Collateral over the Fair Market Value on the trading day before closing, with the remainder for the account of the Lender.

ASSIGNMENT OF PROCEEDS OF COLLATERAL. As to any of the Collateral retained by
         Lender in its possession, and while any Obligations to Lender remain outstanding and unpaid, Borrower shall assign any and all proceeds and products of such Collateral and assign all dividends and distributions on such Collateral in favor of Lender, which shall be deemed additional fee compensation to Lender for the making of the loan to Borrower and shall


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         be the sole property of Lender. Such proceeds shall not be considered part of the Collateral nor additional security held by Lender.]

LOSS OF OWNERSHIP RIGHTS IN SHARES. To the extent Lender exercises its option to and does sell or otherwise dispose of a portion or all of the Collateral, pursuant to Section 3.1, Borrower acknowledges that Borrower shall no longer retain any ownership rights in the same, including but not limited to no longer retaining any share voting rights and the right to receive any proceeds or dividends on such shares, until such time as Borrower fully repays the Obligations and the Collateral is accordingly returned to Borrower.

ACKNOWLEDGMENT OF BORROWER. The Borrower acknowledges and agrees to the rights granted to the Lender to, among other things, sell, transfer title to, or dispose of the Collateral whether or not an Event of Default has occurred and is continuing.

REPRESENTATIONS AND WARRANTIES OF BORROWER
Borrower represents and warrants to Lender that:

NO LIENS OR RESTRICTIONS. The Borrower is the direct legal and beneficial owner of record of the Collateral as of the date of this Loan Agreement. The Collateral is free and clear of any Lien. Collateral is free of any restriction, including restrictive legends. The Collateral is freely tradable and transferable.

CONSENTS. This Loan Agreement and the Loan Documents executed by Borrower constitute valid and binding obligations of Borrower, enforceable in accordance with their respective terms. The Borrower represents and warrants that no consent of any other party and no consent, license, approval, or authorization of any governmental authority is required in connection with the execution, delivery and performance of this Loan Agreement and the Loan Documents herewith.

NO CONFLICTS. The execution and delivery of this Loan Agreement and other Loan
         Documents executed by Borrower do not conflict with or result in the breach of any agreement, mortgage or other instrument under which Borrower or any of the Collateral is subject. The execution and delivery of this Loan Agreement and other Loan Documents executed by Borrower does not cause a violation or conflict of any law, rule, or regulation of any governmental agency with jurisdictional authority applicable to him or the Collateral.

LITIGATION. There is no action or proceeding pending, contemplated or threatened against Borrower before or by any court, arbitrator, grand jury or administrative agency, any governmental authority, bureau, agency, or instrumentality which might result in a material adverse change in the financial condition of Borrower.

NO DEFAULTS. Borrower is not in default in the payment or performance of any of Borrower obligations or in the performance of any contract, agreement or other instrument to which Borrower is a party or by which any of Borrower's assets or properties may be bound.

ISSUANCE DATE OF SHARES CONSTITUTING COLLATERAL. The shares of common stock of
         SEAMLESS WI-FI, INC. representing the Collateral were issued to the Borrower at least two (2) years prior to the date of this Agreement.


CONDITIONS TO LENDER'S OBLIGATIONS
The obligation of the Lender to make the Loan is subject to the Lender's satisfaction of the following conditions precedent:

PLEDGE. The Borrower shall have delivered to the Lender:

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         The Note, in the form of Exhibit 2.1(b) attached hereto, duly executed by the Borrower and

         The Pledge Agreement, in the form of Exhibit 5.1 attached hereto, duly executed by the Borrower, and

         The shares of common stock in form and substance satisfactory to the Lender, in DTC format representing the Collateral, accompanied by stock powers duly executed by the Borrower in blank and "signature guaranteed" by any member firm of a registered national securities exchange or a commercial bank in form and substance satisfactory to transfer title to the Collateral, and

         An irrevocable proxy in the form and substance satisfactory to the Lender, duly executed by the Borrower, and

         An undertaking in the form and substance satisfactory to the Lender, duly executed by the Borrower.


LEGAL MATTERS. All matters and all documentation and other instruments in connection with the Loan shall be satisfactory in form and substance to Lender and its counsel, and counsel to Lender shall have received copies of all documents, which it may reasonably request in connection with the Loan.


REGULATIONS. The making of the Loan by Lender to Borrower and the other transactions contemplated hereby, including but not limited to the execution, delivery and performance of the Pledge Agreement and Lender's right to sell, transfer, encumber or otherwise dispose of all or a portion of the Collateral pursuant to Section 3.1 hereof shall be in compliance exclusively with applicable New York and United States of America laws and government regulations imposed upon Lender and the Borrower.


LIEN SEARCHES. Appropriate UCC, tax and judgment and other lien, property and title searches of public records with respect to Borrower shall have been obtained by Lender and shall be satisfactory in all respects to Lender and its counsel. Borrower shall pay the cost of obtaining such searches in a sum not exceeding $1,000.


NO JUDGMENT AND LITIGATION. Lender shall have received satisfactory evidence that:

         There exists no judgment, order, injunction or other restraint issued or filed which prohibits the making of the Loan or the consummation of the other transactions contemplated hereby, and

         No action, suit, litigation or similar proceeding at law or in equity by or before any court, governmental authority, or agency exists or is threatened with respect to the transactions contemplated hereby.

AFFIRMATIVE COVENANTS

Borrower hereby covenants that as long as any obligation to Lender remains outstanding and unpaid, Borrower shall, unless otherwise consented to in writing by Lender:

NOTICES. Promptly give notice to the Lender of:

         The occurrence of any Default or Event of Default under this Loan agreement or any other Loan Document, or

         Any default whether or not any requirement for the giving of notice or the lapse of time or both has been satisfied under any instrument or agreement of Borrower which could have a materially adverse effect on the Collateral.

NOTICE OF LITIGATION AND OTHER MATTERS. Borrower shall immediately give notice to the Lender of any of the following events, describing the substance and status of the matter involved:

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The institution of any investigation or proceeding by any governmental authority or agency; or

Any action, suit, proceeding which names as a party or may affect the Borrower involving individually amounts greater than $1,000,000 and in the aggregate greater than $1,000,000.


NEGATIVE COVENANTS

Borrower covenants that so long as any of the Obligations remains outstanding and unpaid, the Borrower shall not without Lender's express prior written consent, create, assume or suffer to exist any Lien of any kind upon any of the Collateral, except for liens and security interests in favor of the Lender.

EVENT OF DEFAULT AND REMEDIES

EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following shall occur:

         Failure by Borrower to pay the principal of the Note within three (3) business days of the date when due, whether on the date fixed for payment or by acceleration or otherwise, or the failure by Borrower to pay any interest on the Note within three (3) business days of the date such interest becomes due; or

         If any representation or warranty made by Borrower in this Loan
                  Agreement or in any certificate or statement furnished at the time of Closing or pursuant to this Loan Agreement or any other Loan Document shall prove to have been untrue or misleading in any material respect at the time made; or

         Default by Borrower in the performance or observance of any covenant or agreement contained in this Loan Agreement or default in any other Loan Document which is not cured within any applicable grace period provided for therein, if any; or

         A final judgment for the payment of money in excess of $1,000,000 shall be rendered against Borrower, and such judgment shall remain undischarged for a period of sixty (60) days from the date of entry thereof unless within such sixty (60) day period such judgment shall be stayed, and appeal taken there from and the execution thereon stayed during such appeal; or

         If the Borrower shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Borrower are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $1,000,000 in the aggregate to become due prior to its or their stated maturity or to permit to acceleration thereof; or

         If an Event of Default under the Pledge Agreement of even date herewith shall occur and any grace period provided for therein shall have expired; or

         If Borrower shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of Borrower's properties, or any such official is placed in control of such properties, or Borrower admits in writing Borrower's inability to pay Borrower's debts as they mature, or the Borrower shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code, seeking to have an order for relief entered with respect to Borrower or seeking

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                  adjudication as a bankrupt or insolvent, or seeking
                  reorganization, arrangement, adjustment, liquidation, dissolution, or other relief with respect to Borrower or Borrower's debts; or

         There shall be commenced against Borrower any action or proceeding of the nature referred to in subsection (g) of this Section 8.1, or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Borrower, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty (60) days; or

         The Pledge Agreement shall cease at any time after its execution and delivery and for any reason to create a valid and perfected first priority security interest in the Collateral and to any other property subject thereto or the validity or priority of such security interest shall be contested by Borrower or by any other Person; or any of the other Loan Documents shall at any time after their execution and delivery for any reason cease to be in full force and effect or shall be declared null or void, or the validity or enforceability thereof shall be contested by Borrower or by any other Person; or

         The Fair Market Value of the Collateral shall at any time be less than eighty percent (80%) of the amount of the Obligations.

RIGHTS UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the principal amount of the Note, together with any accrued and unpaid interest thereon, shall be immediately due and payable without notice or demand, presentment, or protest, all of which are hereby expressly waived.

                  At any time after the date of this Agreement, Lender shall thereupon have the rights, benefits, and remedies afforded to it under any of the Loan Documents with respect to the Collateral and may take, use, sell or otherwise encumber or dispose of the Collateral as if it were the Lender's own property. Borrower agrees that Lender may or may not proceed, as Lender determines in its sole discretion, with any or all other rights, benefits, and remedies that it may be entitled against the Borrower.

                  Anything herein to the contrary notwithstanding, except as provided for below, the Borrower agrees, for itself, its representatives, successors, endorsees and assigns, that:

         the Borrower and each of its representatives, successors, assigns or affiliates shall be personally liable for the Obligations; and the Lender and each such representative, successor, endorsee or assignee, in its sole discretion, may look to the property encumbered by the Pledge Agreement and/or the other instruments of security that secure the Note for payment of the Obligations, or may make any claim or institute any action or proceeding against the Borrower or any representatives, successors, assigns or affiliates of the Borrower for any deficiency remaining after collection upon the Collateral or any loss suffered by Lender, or its representatives, successors, endorsees or assigns. Borrower shall also be liable for any claims, losses or damages suffered by the Lender as a result of:

         Damages arising from any fraud, misrepresentations or the breach of any covenant or agreement by the Borrower;

         Damage to the pledged Collateral resulting from gross negligence or intentional acts of the Borrower; and/or Failure to pay taxes or other property-related liens by the Borrower; and/or Damages arising from the failure to comply with any and all laws by the Borrower.


RE-DELIVERY OF COLLATERAL AND/OR PAYMENT BY BORROWER

FULL REPAYMENT OF THE OBLIGATIONS. In the event of Borrower's timely full repayment of the Obligations, and provided that Borrower is or was not otherwise in default under this Loan Agreement which default has not been or was not timely cured (in which event, Lender shall be entitled to exercise its rights as otherwise set forth in this Loan Agreement in addition to Lender being entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3.1, free and clear of any encumbrances or any claims by Borrower), Lender shall return the Collateral to Borrower, provided however that should the value of the Collateral then be greater than the value of the Collateral at Closing, at the option of Borrower, either Lender shall be entitled to retain as its sole property that portion of the Collateral that is equal in value to one hundred percent (100%) of any appreciation in the value of the Collateral over the value at Closing, or Borrower shall pay Lender in cash or Collateral an amount equal in value to one hundred percent (100%) of any appreciation in the value of the Collateral over the value at Closing.


FAILURE TO FULLY REPAY OBLIGATIONS OR OTHER DEFAULT BY BORROWER. In the event of
         Borrower fails to fully and timely repay the Obligations, and provided that Borrower is or was not otherwise in default under this Loan Agreement which default has not been or was not timely cured, Lender shall be entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3, free and clear of any encumbrances or any claims by Borrower. Provided, however, that in the event that Borrower is or was otherwise in default under this Loan Agreement which default has not been or was not timely cured, Lender shall be entitled to exercise its rights as otherwise set forth in this Loan Agreement in addition to Lender being entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3, free and clear of any encumbrances or any claims by Borrower.

DELIVERY LOCATION. Any return or delivery of the Collateral, or a portion thereof, to Borrower shall be at the address specified herein for the giving of notices or to such other person and address as Borrower specifies in writing to Lender. Any payment by Borrower to Lender shall be at the address specified herein for the giving of notices or to such other person and address as Lender specifies in writing to Borrower.

MISCELLANEOUS

REDELIVERY OF COLLATERAL. Lender agrees that, within ten (10) business days of Borrower's full payment of the Obligations, to return the Collateral to Borrower at the address specified herein for the giving of notices or to such other person and address as Borrower specifies in writing to Lender.

NOTICES. All notices, requests or other communications to either party by the other shall be in writing and shall be deemed duly given on the earlier of the date the same is delivered in person or when deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, to the names and addresses listed on the front


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         page of this Agreement. Either party may designate by notice in writing to the other a new address to which notices, requests and other communications hereunder shall be given.

CONTROLLING LAW. The Loan Agreement, the Note and all instruments or agreements delivered hereunder shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

PROVISIONS SEVERABLE. If any of the provisions of this Loan Agreement shall be or become illegal or unenforceable in whole or in part, for any reason, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.

FURTHER ASSURANCES. Borrower hereby agrees to execute and deliver such further instruments and documents as may be reasonably requested by Lender in order to carry out fully the intent and accomplish the purposes of this Loan Agreement and the transactions referred to herein. Borrower agrees to take any action which Lender may reasonably request in order to obtain and enjoy the full rights and benefits granted to Lender by this Loan Agreement, and each other agreement, instrument and document delivered to Lender in connection herewith, including specifically, at Borrower's own cost and expense, the use of its best efforts to assist in obtaining consent of any government agency or self-regulatory organization for an action or transaction contemplated by this Loan Agreement which is then required by law.

SURVIVAL OF AGREEMENTS. Except as herein provided, all agreements, representations and warranties made herein and in any certificate delivered pursuant hereto, shall survive the execution and delivery of this Loan Agreement and the Note, and shall continue in full force and effect until the indebtedness of Borrower under the Notes and all other Obligations have been paid in full.

ENTIRE AGREEMENT. This Loan Agreement and other Loan Documents contain the entire agreement between the parties hereto and may be amended, changed or terminated only by an instrument in writing signed by the parties hereto.

WAIVERS. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Loan Agreement, or under the Note, or any agreement or instrument delivered to Lender hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise Pledge Agreement or the Note or any agreement or instrument delivered hereunder shall be effective unless executed by Lender and any such waiver shall not constitute a waiver in the future of any of the provisions of any of the foregoing documents, except as may be specifically provided in any such waiver. No notice to Borrower from Lender shall entitle Borrower to any other or further notices in any circumstance unless expressly provided for in such notice or this Loan Agreement. No course of dealing between Borrower and Lender shall operate as a waiver of any of the rights of Lender under this Loan Agreement.

GENDER AND NUMBER. Words used herein, regardless of the number of gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context requires.

HEADINGS. The headings used in this agreement are solely for the convenience of reference, and are not part of this agreement, and are not to be considered in construing or interpreting this agreement.

COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon the inure to the benefit of Borrower and Lender and their respective successors and assigns except that the rights and obligations of Borrower hereunder may not be assigned or transferred in any respect. The provisions of this Loan Agreement are intended to be for the benefit of any holder, from time to time, of the Note and shall be enforceable by any such holder, whether or not an expressed assignment to such holder of rights under this Loan Agreement has been made by Lender or its successors or assigns.

CONFIDENTIALITY. This Loan Agreement and other Loan Documents are to be kept confidential and are not to be reproduced in any manner whatsoever for Persons other than the parties hereto. Each Party agrees not to circumvent the legitimate interests of the other party and to maintain this transaction in strict confidentiality. Each party agrees to maintain the confidentiality of any trade secrets, techniques, and contracts and contacts of the other party. Each party agrees not to engage in unauthorized communications (i.e. telephone calls, written inquiries, etc.) with the other party's banks, insurers.

CONSENT TO JURISDICTION; VENUE; JURY TRIAL WAIVER. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to choice of law provisions. Borrower hereby consents to the exclusive jurisdiction of the courts sitting in New York, New York, United States of America, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding by any party to this Agreement, arising out of or related in any way to this Agreement. Borrower hereby irrevocably and unconditionally waives any defense of an inconvenient forum to the maintenance of any action or proceeding in any such court, any objection to venue with respect to any such action or proceeding and any right of jurisdiction on account of the place of residence or domicile of any party hereto. The Undersigned hereby irrevocably and unconditionally waives the right to a jury trial in connection with any claim arising out of or related to this Agreement. In addition, Borrower consents to the service of process by United States certified or registered mail return receipt requested, or Federal Express or similar courier delivery addressed to Borrower at the address provided herein. Borrower also, to the extent permitted by law, waives trial by jury in any action brought on or with respect to this Loan Agreement and agrees that in the event this Loan Agreement shall be successfully enforced by suit or otherwise, Borrower will reimburse the Lender or holder or holders of Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees and expenses.

IN WITNESS WHEREOF, the parties hereto cause this Loan Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:                                               LENDER:
SEAMLESS WI-FI, INC., C/O ALBERT REDA                   AYUDA FUNDING CORP.


By: /s/ Albert Reda                                     By: /s/ Manuel M. Bello
   -----------------------------------------               --------------------


IT IS SPECIFICALLY AGREED AND UNDERSTOOD THAT THE TRANSMITTAL OF THIS LOAN AGREEMENT DOES NOT CONSTITUTE AN OFFER BY THE PROPOSED LENDER AND THAT THE PROPOSED LOAN AGREEMENT SHALL NOT BE BINDING UPON THE PROPOSED LENDER UNLESS ACTUALLY SIGNED BY THE LENDER. MOREOVER, IT IS SPECIFICALLY AGREED THAT THE ENCLOSED DOES NOT REPRESENT A NOTE OR MEMORANDUM OF AGREEMENT UNTIL EXECUTED AND PERFORMED. THE LENDER SHALL BE UNDER NO OBLIGATION TO PROCEED WITH THE CONSUMMATION OF THIS TRANSACTION.


                                 ACKNOWLEDGEMENT



STATE OF                                             }
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                                                     }
                                                     }
COUNTY OF                                            }
------------------------------------------------------


         On October 25, 2006, before me personally came Seamless Wi-Fi, Inc., c/o Albert Reda, who resides at 15421 So. Carmentia Rd., Suite A, Santa Fe Springs, CA 90670, to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that she executed the same.


                                                              ________________
                                                              Notary Public


EXHIBIT 2.1(B)
FULL RECOURSE PROMISSORY NOTE

This 26TH DAY OF OCTOBER, 2006

         FOR VALUE RECEIVED, the undersigned, SEAMLESS WI-FI, INC., C/O ALBERT REDA (the

"Borrower"), hereby promises to pay AYUDA FUNDING CORP. (the "Lender") in accordance with the terms and conditions of the Loan Agreement attached hereto dated OCTOBER 26, 2006 (the "Loan Agreement"), the principal amount of the Loan and interest on the unpaid principal amount of the Loan from the date thereof at the rates per annum and for the periods set forth in and established by the Loan Agreement. Capitalized terms that are not defined herein have the respective meanings ascribed to them in the Loan Agreement.

         All indebtedness outstanding under this Note beyond the Maturity Date, whether by acceleration or otherwise, shall be subject to incur interest, computed in the same manner as interest on this Note prior to Maturity and all such interest shall be payable as provided in the Loan Agreement.

         The Borrower has pledged to the Lender 100,000 PREFERRED SHARES of SEAMLESS WI-FI, INC., a NEVADA corporation (the Collateral) pursuant to a Pledge Agreement dated OCTOBER 26, 2006 executed by Borrower in favor of the Lender. The security interest shall assign any and all proceeds and products of the Collateral and assign all dividends and distributions on the Collateral in favor of the Lender, up to the amount of the Obligations.

         Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to a limitation that interest payments shall not be required of the Borrower to the extent that the Lender's charging thereof would violate the law or laws applicable to the Lender which limit rates of interest. If the interest on the indebtedness evidenced hereby would otherwise exceed the highest lawful rate, only such highest lawful rate will be assessed the Borrower. Any amount of interest charged the Borrower by the Lender in excess of such highest lawful rate will be assessed the Borrower. Any amount of interest charged the Borrower by the Lender in excess of such highest lawful rate shall be deemed paid and accepted as a reduction of the principal balance of the Loan.

         Payment of both principal and interest on this Note shall be made at the office of the Lender or such other place as the Lender shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds when due and payable as set forth in the Loan Agreement.

         This Note is hereby made part of the Loan Agreement as referenced and is secured in the manner provided therein and is subject to the terms and conditions thereof and is entitled to the benefits thereof.

         Upon the occurrence of any Event of Default, the principal amount and all carried interest on this Note shall be immediately due and payable in the manner and with the effect provided for in the Loan Agreement.

         This Note is a full recourse Note, and anything herein to the contrary notwithstanding (except as provided below), the Borrower agrees, for itself, its representatives, successors, endorsees and assigns, that:

         the Borrower and each of its representatives, successors, assigns or affiliates shall be personally liable for the Obligations under this Note; and


The Lender and each such representative, successor, endorsee or assignee, in its sole discretion, may look to the property encumbered by the Pledge Agreement and/or the other instruments of security that secure the Note for payment of the Obligations, or may make any claim or institute any action or proceeding against the Borrower or any representatives, successors, assigns or affiliates of the Borrower for any deficiency remaining after collection upon the Collateral or any loss suffered by Lender, or its representatives, successors, endorsees or assigns.


Borrower shall also be liable for any claims, losses or damages suffered by the Lender as a result of:

Damages arising from any fraud, misrepresentations or the breach of any covenant or agreement by the Borrower;

Damage to the pledged Collateral resulting from gross negligence or intentional acts of the Borrower; and/or

Failure to pay taxes or other property-related liens by the Borrower;
and/or

Damages arising from the failure to comply with any and all laws by the Borrower; and/or

Damages arising from the Collateral not being at any time, free-trading and unrestricted shares of common stock, which may be publicly sold or conveyed by Lender without restrictions on transfer.

The Borrower agrees to pay all costs and expenses of collection, including, without limitation, the reasonable attorneys' fees, costs and disbursements of the holder hereof, in the event that any action, suit or proceeding is brought by the holder hereof to collect on this Note.

         This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written.

BORROWER:                                               LENDER:
SEAMLESS WI-FI, INC., C/O ALBERT REDA                   AYUDA FUNDING CORP.


By: /s/ Albert Reda                                     By: /s/ Manuel M. Bello
   -----------------------------------------               --------------------


                                 ACKNOWLEDGEMENT



STATE OF                                             }
------------------------------------------------------
                                                     }
                                                     }
COUNTY OF                                            }
------------------------------------------------------

         On October 25, 2006, before me personally came Seamless Wi-Fi, Inc., c/o/Albert Reda, who resides at 15421 So. Carmentia Rd., Suite A, Santa Fe Springs, CA 90670, to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that she executed the same.


                                                              _________________
                                                              Notary Public

                                   EXHIBIT 5.1
PLEDGE AGREEMENT


AGREEMENT made this 26TH DAY OF OCTOBER, 2006 ("Agreement") between SEAMLESS WI-FI, INC., C/O ALBERT REDA, ("Pledgor" and AYUDA FUNDING CORP., a Nevada corporation, maintaining an address at 2050 Russett Way, Suite 397, Carson City, NV 89703 ("Lender").

WHEREAS: The Pledgor and the Lender are entering into a Loan Agreement (as it may be amended, supplemented, restated or otherwise modified from time to time) as of the date hereof (the "Loan Agreement") providing for the making of a Loan to the Pledgor in the amount, and subject to the terms and conditions, specified in the Loan Agreement.

The Pledgor is the direct legal and beneficial owner of not less than 100,000 PREFERRED SHARES of SEAMLESS WI-FI, INC., a NEVADA corporation, which, Pledgor warrants may be transferred by Pledgor without any restrictions on further retransfer.

The execution and delivery of this Agreement and the pledge by the Pledgor to the Lender of Pledgor's rights in the Collateral, as hereinafter defined, constitute conditions precedent to the obligation of the Lender to make a Loan to the Pledgor pursuant to the terms of the Loan Agreement.

NOW THEREFORE: In consideration of the premises, and in order to induce the Lender to execute and deliver the Loan Agreement and to make and maintain a Loan thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

DEFINITIONS: Capitalized terms that are not defined herein have the respective meanings ascribed to them in the Loan Agreement, and, in addition, the following terms shall have the following meanings:

"AMOUNT REALIZED " has the meaning specified in Section 10.

"LOAN AGREEMENT" has the meaning specified in the Whereas clause above.

"LOAN" has the meaning specified in Recital A.

"OBLIGATIONS" means all indebtedness and other liabilities and obligations of the Pledgor to the Lender of every kind, nature and description, present or future, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or not, in any currency, due or to become due, now existing or hereafter arising, regardless of how they arise of by what agreement or instrument or whether evidenced by any agreement or instrument and whether as principal or surety, including, without limitation, (i) the payment in full when due of the Loan and all interest thereon, the payment of all amounts payable by the Pledgor to the Lender under the terms of the Loan Agreement, the Note or any other Loan Document and the payment and performance in full when due of all other liabilities and obligations of the Pledgor to the Lender under the Loan Agreement, the Note and the other Loan Documents and all notes and other evidences or indebtedness issued in exchange or substitution for the Note and
(ii) the observance and performance by the Pledgor of the obligations to be observed and performed by it hereunder or under any related agreement, instrument or document. "PLEDGE" has the meaning specified in Section 2.

"PLEDGED COLLATERAL" has the meaning specified in Section 2.

"PLEDGE SHARES" has the meaning specified in Section 2(a)

"UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as adopted and in effect from time to time in the State of New York.

GENDER AND NUMBER: Words used herein, regardless of the number of gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context requires.

HEADINGS: The headings used in this Agreement are solely for the convenience of reference, and are not part of this agreement, and are not to be considered in construing or interpreting this Agreement.

REFERENCES: Unless otherwise specified, the words "hereof," "herein,"
         "hereunder" and other similar words refer to this Pledge Agreement as a whole and not just to the Section, subsection or clause in which they are used, and the words "this Agreement" refer to this Pledge Agreement, as amended, modified or supplemented from time to time.

STATEMENTS AS TO KNOWLEDGE: Any statements, representations or warranties which are based upon the knowledge of the Pledgor shall be deemed to have been made after due inquiry with respect to the matter in question.

PLEDGE: The Pledgor hereby pledges, hypothecates and assigns to the Lender, and hereby grants to the Lender a security interest in and all right, title an interest in and to (the "Pledge"), the following described property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter created (hereinafter the "Pledged Collateral"):

         All of the shares of capital stock of SEAMLESS WI-FI, INC. ("Issuer") described in Schedule 1 together with the certificates evidencing such shares (collectively, the "Pledged Shares");

         All cash, instruments, securities or other property representing a dividend or other distribution on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

         All proceeds of any of the property of the Pledgor described in subsections (a) and (b) of this Section 2 and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, records, and other documents.

PLEDGE ABSOLUTE: The Pledgor hereby agrees that this Agreement shall be binding upon the Pledgor and that the Pledge hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Loan Agreement, the Note, any other Loan Document or any of the Obligations, the absence of any action to enforce the same, the waiver or consent by the Lender with respect to any provision thereof, the recovery of any judgment against the Pledgor, or any action to enforce the same or any other similar circumstances. The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Pledgor, any notice to require a proceeding first against the Pledgor or any other Person, protest or notice with respect to the Note or any other promissory notes or evidences of indebtedness secured hereby or in the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Agreement will remain in full force and effect so long as any Obligations remain unpaid.

REPRESENTATIONS AND WARRANTIES: The Pledgor hereby represents and warrants, to his knowledge, as follows:

The Pledgor is not in violation of any applicable United States federal or state, or any applicable law or regulation or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, which violation or default could affect the validity or enforceability of this Agreement or any related document or prevent the Pledgor from performing any of his obligations hereunder or under any related documents.

The execution, delivery and performance of this Agreement by the Pledgor, the Pledge of the Pledged Collateral pursuant hereto and incurrence and performance of the obligations provided for herein will not (i) violate any law or regulation applicable to the Pledgor or any of Pledgor's assets, (ii) violate or constitute (with due notice or lapse of time or both) a default under any provision of indenture, agreement, license or other instrument to which the Pledgor is a party or by which Pledgor or any of Pledgor's properties may be bound or affected, (iii) violate any order of any court, tribunal or governmental agency binding upon the Pledgor or any of Pledgor's properties or (iv) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of the Pledgor (except liens in favor of the Lender hereunder).

No authorizations, approvals and consents of, and no filings and registrations with any governmental or regulatory authority or agency or any other Person are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof.

This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

The Pledgor is the sole record and beneficial owner of the Pledged Shares and has held the Pledged Shares for at least two (2) years. The Pledged Shares are not subject to any liens, security interests, charges or encumbrances of any kind or nature, other than the liens created hereunder. The Pledgor has legal title to the Pledged Shares and the Pledgor has good and lawful authority to Pledge all of the Pledged Shares in the manner hereby done or contemplated. The Pledged Shares are not subject to any contractual or other restriction upon the transfer thereof, and no right, warrant or option to acquire any of the

         Pledged Shares exists in favor of any other Person. The Pledged Shares are freely tradable and transferable securities and do not bear any restrictive legend. The Pledgor has taken all necessary action to create and perfect a security interest in the Pledged Shares in favor of the Lender, and the Lender has acquired a first and prior perfected security interest therein.

When any item of Pledged Collateral other than the Pledged Shares is pledged hereunder, (i) the Pledgor will be the owner of such item of Pledged Collateral free and clear of any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder) and (ii) the Pledgor will have legal title to such item of Pledged Collateral and the Pledgor will have good and lawful authority to Pledge and deliver such item of Pledged Collateral in the manner hereby contemplated.

Any information, schedules, exhibits and reports furnished by the Pledgor to the Lender in connection with the negotiation and preparation of this Agreement does not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

COVENANTS. The Pledgor hereby agrees that, unless the Lender shall otherwise agree in writing, until the payment in full of the Obligations:

The Pledgor (i) shall defend his title to the Pledged Collateral against all claims and demands whatsoever that are adverse to the Lender, (ii) shall not create, incur, assume or suffer to exist any liens, security interests, charges or encumbrances of any kind or nature (other than those created hereunder) in any Pledged Collateral and (iii) shall not sell, assign, transfer, exchange or otherwise dispose of, or grant any option or other right with respect to any Pledged Shares.


The Pledgor shall, upon demand of the Lender, do the following: furnish further assurances of title, execute any written agreement or do any other act(s) necessary to effectuate the purposes and provisions of this Pledge Agreement, execute any instrument, document or statement required by law or otherwise in order to perfect, continue or preserve the security interests of the Lender in the Pledged Collateral and pay all filing or other costs incurred in connection herewith.

Upon the Lender's request and from time to time thereafter, the Pledgor will make, execute, acknowledge and deliver, file and record in the proper filing and recording places, all such instruments including, without limitation, appropriate financing statements and duly executed medallion signature guaranteed blank stock powers and other instruments of powers and other instruments of transfer or assignment satisfactory in form and substance to the Lender, and take all such action as the Lender may reasonably deem necessary or advisable to carry out the intent and purpose of this Pledge Agreement and to establish and maintain in favor of the Lender a valid, enforceable and perfected security interest in the Pledged Collateral and the other rights contemplated hereby that are superior and prior to the rights and security interests of all other persons or entities. Without limiting the generality of the foregoing sentence, (1) the Pledgor will, form time to time upon the Lender's request, cause all relevant books and records, if any, to be marked with such legends or segregated in such manner as the Lender may specify, and take or cause to be taken such other action and adopt such procedures as the Lender may specify, to give notice of, and to perfect, the security interests created hereby in the Pledged Collateral.

The Pledgor shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by, and in accordance with, applicable law and will indemnify the Lender, and holder the Lender harmless against, any liability (including interest and penalties) in respect of such documentary stamp taxes.

APPOINTMENT OF AGENTS: REGISTRATION IN NOMINEE NAME. The Lender shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Pledged Collateral, which may be held (in the discretion of the Lender) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Lender, or in the name of the Lender or any nominee or nominees of the Lender or any agent appointed by the Lender. In addition to all other rights possessed by the Lender, the Lender may, from time to time, at the Lender's sole discretion and without notice to the Pledgor, take any or all of the following actions: (a) transfer all or any part of the Pledged Collateral into the name of the Lender or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest created hereby; (b) take control of any proceeds of any of the Pledged Collateral; and (c) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its rights under this Pledge Agreement; provided that all powers of the Lender under this Section 6 shall be subject to the rights of the Pledgor under Section 9 hereof to the extent that the exercise of such powers represents a sale of an item of Pledged Collateral. Pledgor further acknowledges and agrees that as long as any portion of the principal balance of the Loan remains due and outstanding. Lender may take any and all action with respect to the Pledged Collateral as Lender, in its sole and absolute discretion, may deem to be advisable, including, without limitation, utilizing the Pledged Collateral as collateral for hedging transactions, transferring the Pledged Collateral within or among one or more Depository Accounts, creating and trading derivative instruments that are backed, in whole or in part, by the Pledged Collateral, and altering or revising the owner of record of the beneficial interest or any other interest in the Pledged Collateral. Lender is under no obligation to sequester the Pledged Collateral apart from any other assets of the Lender, and Lender may combine the Pledged Collateral, in whole or in part, with any other assets.

VOTING RIGHTS; DIVIDENDS, ETC.

So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.


Any and all stock dividends, liquidating dividends, distribution of property, redemption or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of the Pledged Collateral or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Pledgor may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall become part of the Pledged Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Lender and shall forthwith be delivered to the Lender or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Lender's instructions) to be held subject to the terms of this Pledge Agreement.

Upon the occurrence of an Event of Default and so long as such Event of Default shall continue, at the option of the Lender (subject to applicable law), all rights of the Pledgor to exercise the voting rights and powers which the Pledgor is entitled to exercise pursuant to Subsection
         7.1 shall cease, and all such rights shall thereupon become vested in the Lender, and the Lender shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers. Any and all cash and other property paid over to or received by the Lender pursuant to the provisions of this Subsection 7.3 shall be retained by the Lender as part of the Pledged Collateral, and shall be applied in accordance with the provisions hereof.

Concurrently with his execution of this Agreement, the Pledgor shall execute and deliver to the Lender an irrevocable proxy to vote the Pledged Shares, substantially in the form of Exhibit A. After the occurrence and during the continuance of an Event of Default, the Pledgor shall deliver to the Lender such further evidence of such irrevocable proxy or such further irrevocable proxies to vote any shares of stock constituting part of the Pledged Collateral as the Lender may request.

The Lender at any time may extend or renew for one or more periods (whether or not longer than the original period) the Obligations, and grant releases, compromises or indulgences with respect to the Obligations or any extension or renewal thereof or any security therefor or to any obligor hereunder or thereunder without impairing the Lender's rights, or releasing the Pledgor from its obligations hereunder.

RIGHTS AND REMEDIES.

The Lender may, without being required to give any notice to the Pledgor, apply the cash (if any) then held by its pursuant to Section 6 or 7 to the ratable payment in full of the Obligations and all other indebtedness referred to in Section 10 in the order and manner specified in Section
         10. The Lender may sell the Pledged Collateral, or any part thereof, in accordance with Section 9 and shall apply the proceeds of such sale to the ratable payment in full of the Obligation and all other indebtedness referred to in Section 10 in the order and manner specified in Section 10.

The Pledgor agrees that, without notice to or further assent by the Pledgor, the liability of the Pledgor or any other Person for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Lender, as the Lender may deem advisable, and that the Pledged Collateral or other collateral or liens securing any of the Obligations may, from time to time, in whole or in part (subject, in the case of the Pledged Collateral, to the provisions of this Agreement), be exchanged, sold or surrendered by the Lender, as the Lender may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Lender hereunder or with respect to the Pledged Collateral.

Except as otherwise provided herein, the Pledgor agrees the Pledged Collateral or other collateral or liens, securing any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Lender, as the Lender may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Lender hereunder or with respect to the Pledged Collateral.

RE-DELIVERY OF COLLATERAL AND/OR PAYMENT BY PLEDGOR

In the event of Pledgor's timely full repayment of the Obligations, and provided that Pledgor is or was not otherwise in default under the Loan Agreement which default has not been or was not timely cured (in which event, Lender shall be entitled to exercise its rights as otherwise set forth in this Loan Agreement in addition to Lender being entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3.1, free and clear of any encumbrances or any claims by Pledgor), Lender shall return the Collateral to Pledgor, provided however that should the value of the Collateral then be greater than the value of the Collateral at Closing, at the option of Pledgor, either

         Lender shall be entitled to retain as its sole property that portion of the Collateral that is equal in value to one hundred percent (100%) of any appreciation in the value of the Collateral over the value at Closing, or

         Pledgor shall pay Lender in cash or Collateral an amount equal in value to one hundred percent (100%) of any appreciation in the value of the Collateral over the value at Closing.

In the event of Pledgor fails to fully and timely repay the Obligations, and provided that Pledgor is or was not otherwise in default under this Loan Agreement which default has not been or was not timely cured, Lender shall be entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3, free and clear of any encumbrances or any claims by Pledgor. Provided, however, that in the event that Pledgor is or was otherwise in default under this Loan Agreement which default has not been or was not timely cured, Lender shall be entitled to exercise its rights as otherwise set forth in this Loan Agreement in addition to Lender being entitled to retain as its sole property and/or to sell the Collateral, to the extent Lender has not already exercised its rights under Section 3, free and clear of any encumbrances or any claims by Pledgor.

Any return or delivery of the Collateral, or a portion thereof, to Pledgor shall be at the address specified herein for the giving of notices or to such other person and address as Pledgor specifies in writing to Lender. Any payment by Pledgor to Lender shall be at the address specified herein for the giving of notices or to such other person and address as Lender specifies in writing to Pledgor.


SALE OF PLEDGED COLLATERAL.

As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

In connection with any disposition of the Pledged Collateral in accordance herewith, any such sale or other disposition of any Pledged Collateral in reliance on such advice shall be deemed to be commercially reasonable under the Uniform Commercial Code and otherwise proper.

The Lender shall be under no obligation to sell or otherwise dispose of any Pledged Collateral, or to cause any Pledged Collateral to be sold or otherwise disposed of, by reason of any diminution in the fair market value thereof, and the failure of the Lender to do so shall under no circumstances be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

In addition to the rights and remedies granted to the Lender in this Pledge
         Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code. The Lender shall have the right in its sole discretion to determine which rights, security, lien, guaranties or remedies it shall retain, pursue, release, subordinate, modify or enforce, without in any way modifying or affecting any of the other of them or any of the Lender's rights hereunder.


APPLICATION OF PROCEEDS OF COLLATERAL SALE.

The Lender shall apply all cash held by it pursuant to Section 6 or 7 with respect to the Pledged Collateral and the proceeds of the sale of any Pledged Collateral (such cash and proceeds being referred to collectively as the "Amount Realized") as follows:

                  the payment to or reimbursement of Lender for any fees and expenses for which it is entitled to be paid or reimbursed pursuant to any of the provisions of the Loan Documents; then the payment of any accrued and unpaid interest of the Note; and then for such use of the Lender as it may elect.


Anything herein to the contrary notwithstanding (but except as provided below), the Pledgor agrees, for itself, its representatives, successors, endorsees and assigns, that: (i) the Pledgor and any of its representatives, successors, assigns or affiliates shall be personally liable for the Obligations; and (ii) in the event of a default hereunder, the Lender (and any such representative, successor, endorsee or assignee), in its sole discretion, may look to the property encumbered by this Agreement and/or the other instruments of security that secure the Obligations for payment of the Obligations, and may make any claims or institute any action or proceeding against the Pledgor (or any representatives, successors, assigns or affiliates of the Pledgor) for any deficiency remaining after collection upon the Pledged Collateral. The Pledgor is and will remain personally liable for any deficiency remaining after collection of the Pledged Collateral to the extent of any loss suffered by Lender, or its representatives, successors, endorsees or assigns, if such loss is caused by Pledgor based in whole or in part upon:

         Damages arising from any fraud, misrepresentations or the breach of any covenant or agreement by the Pledgor; and/or,

         Damage to be pledged Collateral resulting from gross negligence or intentional acts of the Pledgor; and/or

         Failure to pay taxes or other property-related liens by the Pledgor;
                  and/or

         Damages arising from the failure to comply with any and all laws by the Pledgor; and/or

         Damages arising from the Collateral not being at any time, free-trading and unrestricted shares of common stock, which may be publicly sold or conveyed by Lender without restrictions on transfer.

COMPLIANCE WITH SECURITIES LAWS.

The Pledgor shall execute and deliver to the Lender concurrently with the Pledgor's execution of this Agreement an undertaking substantially in the form of Exhibit B.


The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or the disposition of any portion or all of the Pledged Shares by the Lender hereunder valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at the Pledgor's sole expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section

         12 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained in this Section 12 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that all of the Obligations have been paid in full or that the Lender has released the Pledged Shares.

INDEMNIFICATION. The Pledgor hereby agrees to indemnify the Lender and each of its employees, officers, directors, attorneys and agents (each, an "indemnity") for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such indemnities in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof; PROVIDED, HOWEVER, that the Pledgor shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Lender or failure by the Lender to exercise reasonable care in the custody and preservation of the Pledged Collateral as provided in Section 16.

LENDER APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Lender as the
         Pledgor's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to sign the name of the Pledgor to any financing statements, continuation statements or other documents under the Uniform Commercial Code relating to the Pledged Collateral and, to the extent permitted under Section 7, shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge therefore.

NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, the receipt of any amounts by the Lender with respect to the Pledged Collateral or any setoff or application of funds of the Pledgor by the Lender, the Pledgor shall not be entitled to subrogate to any rights of the Lender.

LIMITATIONS ON LENDERS DUTY IN RESPECT OF COLLATERAL. Beyond the safe custody thereof, the Lender shall not have any duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

NO WAIVER: CUMULATIVE REMEDIES. No course of dealing between the Pledgor and the Lender, no failure on the part of the Lender to exercise, and no delay in exercising, any rights, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law, including without limitation the rights and remedies of a secured party under the Uniform Commercial Code.

TERMINATION. This Agreement shall terminate when all of the Obligations have been paid in full, at which time the Lender shall reassign and redeliver to the Pledgor, without recourse or warranty and at the sole expense of the Pledgor, against receipt, the Pledged Collateral, together with appropriate instruments of reassignment and release; provided, however, that this Agreement shall be reinstated if any payment in respect of the

         Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Lender for any reason, including without limitation by reason of the insolvency or bankruptcy of the Pledgor or any other Person.

ADDRESSES FOR NOTICE. All notices, requests, demands, instruments, directions and other communications provided for hereunder shall be in writing and shall be mailed (by registered or certified mail, postage prepaid) or delivered to the applicable party at the address specified for such party on the first page of this Agreement or, as to any party, to such other address as such party shall specify by a notice in writing to the other party hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by mail, five business days after being deposited in the mail, addressed to the applicable party at its address set forth above, (ii) if by hand or by overnight courier, when delivered to the applicable party at such address.


SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.


FURTHER ASSURANCES. The Pledgor agrees to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time request in connection with the administration or enforcement of this Pledge Agreement (including, without limitation, to aid the Lender in the sale of all or any part of the Pledged Collateral) or related to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Lender rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that any registrar or transfer agent for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Lender to effect any transfer pursuant to Section 6, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to the Pledgor or to any such registrar to transfer agent.

BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not assign this Agreement or any interest herein or in the Pledged Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Collateral or any part thereof, without the prior written consent of the Lender. The Lender may assign this Agreement and its rights and remedies hereunder in whole or in part to any assignee of the Obligation or any portion thereof.

GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE INTERNAL LAWS OF THE STATE OF NEW YORK , WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

CONSENT TO JURISDICTION; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA. PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN NEW YORK COUNTY, NEW YORK UNITED STATES OF AMERICA, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM THE AFORESAID COURTS, FOR THE PURPOSE OF

ANY SUIT, ACTION OR OTHER PROCEEDING BY ANY PARTY TO THIS AGREEMENT, ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT. PLEDGOR FURTHER AGREES NOT TO INITIATE ANY ACTION OR PROCEEDING PURSUANT THIS AGREEMENT OUTSIDE OF THE AGREED VENUE. PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AN ANY SUCH COURT, ANY OBJECTION TO VENUE WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY THERETO. IN ADDITION, PLEDGOR CONSENTS TO THE SERVICE OF PROCESS BY UNITED STATES CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OR FEDERAL EXPRESS OR SIMILAR COURIER DELIVERY ADDRESSED TO PLEDGOR AT THE ADDRESS PROVIDED HEREIN. PLEDGOR AGREES THAT IN THE EVENT THIS LOAN AGREEMENT SHALL BE SUCCESSFULLY ENFORCED BY SUIT OR OTHERWISE, PLEDGOR WILL REIMBURSE THE LENDER OR HOLDER OR HOLDERS OF THE OBLIGATIONS, UPON DEMAND, FOR ALL REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES. SHOULD ANY ACTION BROUGHT PURSUANT THIS AGREEMENT IN THE STIPULATED VENUE BY THE PLEDGOR BE SUCCESSFULLY ADJUDICATED IN FAVOR OF THE PLEDGOR, LENDER WILL REIMBURSE PLEDGOR, UPON DEMAND, FOR ALL REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES.


WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR DOCUMENT REFERRED TO HEREIN OR RELATED HERETO, OR ANY ITEM OF PLEDGED COLLATERAL, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

AMENDMENTS. No provision of this Agreement may be amended, waived or modified, and (unless otherwise provided herein) no item of Pledged Collateral may be released, except in a writing signed by the Pledgor and the Lender.

EXPENSES. The Pledgor hereby agrees to reimburse the Lender for the enforcement of the Lender's rights under this Agreement, the sale of the Pledged Collateral or any part thereof and the collection of payments due under or in respect of the Pledged Collateral and all amounts due under this Agreement.

WAIVER OF NOTICE OF ACCEPTANCE. The Pledgor hereby waives notice of the making of any Loan or the issuance of the Note and notice from the Lender of its acceptance of and reliance upon this Agreement.

EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.


IN WITNESS WHEREOF, the Pledgor has duly executed this Pledge Agreement as of the date first above written.




                                      /s/ Albert Reda
                                      -------------------------------------
                                      SEAMLESS WI-FI, INC., C/O ALBERT REDA

                                 ACKNOWLEDGEMENT



STATE OF                                             }
------------------------------------------------------
                                                     }
                                                     }
COUNTY OF                                            }
------------------------------------------------------


         On October 25, 2006, before me personally came Seamless Wi-Fi, Inc., c/o/Albert Reda, who resides at 15421 So. Carmentia Rd., Suite A, Santa Fe Springs, CA 90670, to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that she executed the same.


                                                              __________________
                                                              Notary Public


SCHEDULE I TO PLEDGE AGREEMENT OF _________________
BY

SCHEDULE OF PLEDGED SHARES


----------------------------------------------------------------------------------------------------------------------
NAME OF ISSUER            NUMBER OF SHARES       CLASS OF SHARES         CERTIFICATE NUMBER     SYMBOL
Seamless Wi-Fi, Inc.      100,000                preferred                                      SLWF
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

EXHIBIT A TO PLEDGE AGREEMENT

FORM OF IRREVOCABLE PROXY

KNOW ALL MEN BY THESE PRESENTS: that the undersigned does hereby make, constitute and appoint AYUDA FUNDING (the "Lender") and each of the Lender's officers and employees, his true and lawful attorneys, for him and in his name, place and stead, to act as its proxy in respect of all of the pledged shares of capital stock of SEAMLESS WI-FI, INC. (OTC BB: SLWF.OB), a corporation hereinafter referred to as the "Corporation"), which he now or hereafter may own or holder, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of the certificate of incorporation or by-laws of the Corporation and as permitted by law of a meeting of the Corporation's shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation, giving and granting to this said attorneys full power and authority to do and perform each and every act and thing, whether necessary or desirable to be done in and about the premises, as fully as he might or could do if personally present, with full power of substitution, appointment and revocation, hereby ratifying and confirming all that his said attorneys shall do or cause to be done by virtue hereof.

This Irrevocable Proxy is given to the Lender and to its officers and employees in consideration of its execution and delivery of the Loan Agreement dated as of the date hereof between the undersigned and the Lender (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), and the transactions contemplated thereby, and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by the undersigned in favor of the Lender (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement"), and this Proxy shall be irrevocable and coupled with an interest, and shall be effective and binding upon the undersigned and his heirs, executors, administrators, legatees, representatives, successors and assigns until the payment in full of all of the Obligations (as such term is defined in the Pledge Agreement) and may be exercised after the occurrence and during the continuance of an Event of Default (as such term is defined in the Loan Agreement).

IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of OCTOBER 26, 2006.


                                          /s/ Albert Reda
                                          -------------------------------------
                                          SEAMLESS WI-FI, INC., C/O ALBERT REDA

                                 ACKNOWLEDGEMENT



STATE OF                                             }
------------------------------------------------------
                                                     }
                                                     }
COUNTY OF                                            }
------------------------------------------------------


         On October 25, 2006, before me personally came Seamless Wi-Fi, Inc., c/o/Albert Reda, who resides at 15421 So. Carmentia Rd., Suite A, Santa Fe Springs, CA 90670, to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that she executed the same.


                                                              _________________
                                                              Notary Public

EXHIBIT B TO PLEDGE AGREEMENT

FORM OF UNDERTAKING


         The undersigned agrees that if an Event of Default shall occur under the Loan Agreement, as such term is defined in the Pledge Agreement dated as of OCTOBER 26, 2006 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement"), by the undersigned in favor of AYUDA FUNDING (the "Lender"), the undersigned shall, at the request of the Lender and at the sole expense of the undersigned, furnish to the Lender such statements, prospectuses, opinions of counsel and other documents as the Lender shall require to enable compliance with applicable state and federal securities or blue sky laws in connection with the public sale or other disposition of the Pledged Shares and to facilitate such public sale or disposition. The undersigned agrees that a breach of any of his obligations set forth in this undertaking will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and agrees that each and every covenant contained herein shall be specifically enforceable against the undersigned, and the undersigned hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The undertaking of the undersigned herein shall remain in full force and effect notwithstanding any amendment or modification of the Pledge Agreement.



                                      /s/ Albert Reda
                                      -------------------------------------
                                      SEAMLESS WI-FI, INC., C/O ALBERT REDA

                                 ACKNOWLEDGEMENT



STATE OF                                             }
------------------------------------------------------
                                                     }
                                                     }
COUNTY OF                                            }
------------------------------------------------------


         On October 25, 2006, before me personally came Seamless Wi-Fi, Inc., c/o/Albert Reda, who resides at 15421 So. Carmentia Rd., Suite A, Santa Fe Springs, CA 90670, to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that she executed the same.


                                                              _________________
                                                              Notary Public